CERTIFICATIONS


                                                                    EXHIBIT 31.1
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     CERTIFICATION PURSUANT TO SECTION 302 OF THE SARBANES-OXLEY ACT OF 2002
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I, Gregory A. Pitner, certify that:

1. I have reviewed this quarterly report on Form 10-QSB of Terra Block International, Inc.;

2. Based on my knowledge, this report does not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements made, in light of the circumstances under which such statements were made, not misleading with respect to the period covered by this report;

3. Based on my knowledge, the financial statements, and other financial information included in this report, fairly present in all material respects the financial condition, results of operations and cash flows of Terra Block International, Inc. as of, and for, the periods presented in this report;

4. Terra Block International, Inc.'s other certifying officer(s) and I are responsible for establishing and maintaining disclosure controls and procedures (as defined in Exchange Act Rules 13a-15(e) and 15d-15(e)) for Terra Block International, Inc. and have:

     (a) Designed such disclosure controls and procedures, or caused such disclosure controls and procedures to be designed under our supervision, to ensure that material information relating to Terra Block International, Inc., including its consolidated subsidiaries, is made known to us by others within those entities, particularly during the period in which this report is being prepared;

     (b) Evaluated the effectiveness of Terra Block International, Inc.'s disclosure controls and procedures and presented in this report our conclusions about the effectiveness of the disclosure controls and procedures, as of the end of the period covered by this report based on such evaluation; and

     (c) Disclosed in this report any change in Terra Block International, Inc.'s internal control over financial reporting that occurred during Terra Block International, Inc.'s most recent fiscal quarter that has materially affected, or is reasonably likely to materially affect, Terra Block International, Inc.'s internal control over financial reporting; and

5. Terra Block International, Inc.'s other certifying officer(s) and I have disclosed, based on our most recent evaluation of internal control over financial reporting, to Terra Block International, Inc.'s auditors and the audit committee of Terra Block International, Inc.'s board of directors (or persons performing the equivalent functions):

     (a) All significant deficiencies and material weaknesses in the design or operation of internal control over financial reporting which are reasonably likely to adversely affect Terra Block International, Inc.'s ability to record, process, summarize and report financial information; and

     (b) Any fraud, whether or not material, that involves management or other employees who have a significant role in Terra Block International, Inc.'s internal control over financial reporting.

Date: November 14, 2003                By:  /s/Gregory A. Pitner
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                                            Gregory A. Pitner
                                            Chief Executive Officer